As filed with the Securities and Exchange Commission on or about April 11, 2008

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Registration No. 333-03715

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 48	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Registration No. 811-07619 Amendment No. 50	☒

Nuveen Investment Trust

(Exact name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (312) 917-7700

Kevin J. McCarthy Vice President and Secretary 333 West Wacker Drive Chicago, Illinois 60606 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b) ☐ on (date) pursuant to paragraph (b) ☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1) ☒ 75 days after filing pursuant to paragraph (a)(2) ☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 48

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—Prospectus for Nuveen U.S. Equity Risk Control Fund

Part B—Statement of Additional Information for Nuveen U.S. Equity Risk Control Fund

Part C—Other Information

Signatures

Index to Exhibits

Exhibits

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Prospectus Dated April 11, 2008 Subject to Completion

Nuveen Investments Equity Funds

PROSPECTUS , 2008

Designed to provide risk control for the domestic equity portion of the Nuveen Asset Allocation Funds.

Nuveen U.S. Equity Risk Control Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
Section 1 The Fund

This section provides you with an overview of the fund, including the investment objective, risk factors and expense information.

Introduction

Nuveen U.S. Equity Risk Control Fund

Section 2     How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund

What Securities We Invest In

How We Select Investments

What the Risks Are

How We Manage Risk

Section 3     General Information

This section summarizes the fund’s distribution policies and other general fund information.

Purchases and Redemptions

Dividends, Distributions and Taxes

Net Asset Value

Fund Service Providers

Section 4     Glossary of Investment Terms

This section provides definitions for certain terms in the prospectus.

                    , 2008

Section 1	The Fund

Nuveen U.S. Equity Risk Control Fund

This prospectus is intended to provide important information regarding the fund listed above. The fund is developed exclusively for investment by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. Please read it carefully before investing and keep it for future reference.

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Nuveen U.S. Equity Risk Control Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide capital appreciation and risk control for the U.S. equity portion of the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund (individually, an “Allocation Fund,” and collectively, the “Allocation Funds”).

How the Fund Pursues Its Objective

Under normal market conditions, at least 80% of the fund’s net assets will be invested in U.S. equity securities.

Nuveen Asset Management (“NAM”), the fund’s investment adviser, has selected Nuveen HydePark Group, LLC (“Nuveen HydePark”), an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. In managing the fund’s portfolio, Nuveen HydePark builds and manages the fund with the objective of reducing unwanted investment style risk within the U.S. equity portions of the Allocation Funds, which are advised by NAM. The fund seeks to enable the Allocation Funds to (1) provide more consistent performance relative to each Allocation Fund’s respective domestic equity investment objective and (2) add value through Nuveen HydePark’s active management process.

Nuveen HydePark employs proprietary quantitative methods to analyze stocks and construct the portfolio. Its proprietary model evaluates and measures the strength of the fundamental characteristics of each company in the investment universe using earnings, cash flow, book value and dividends as well as recent stock performance. The model then assigns a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and importantly, how these factors are correlated.

In connection with the management of the fund’s portfolio, Nuveen HydePark developed and maintains a dynamic benchmark for the fund (the “USRCF Benchmark”). While the fund will contain many, if not all, of the names within the USRCF Benchmark, the relative weights assigned to each name will differ from the weights in the USRCF Benchmark. The process seeks to maximize return while maintaining overall risk in the targeted range.

What are the Risks of Investing in the Fund?

Equity Market/Smaller Company Risk—Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for small and medium market capitalization companies because they tend to have younger and more limited product lines, markets and financial resources and may be more dependent on a smaller management group than larger more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

As with any mutual fund investment, loss of money is a risk of investing.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses

Paid Directly from your Investment

Maximum Sales Charge Imposed on Purchases	None
Maximum Sales Charge Imposed on Reinvested	None
Exchange Fees	None
Deferred Sales Charge	None

    Annual Fund Operating Expenses1

Paid From Fund Assets

Management Fees	0.00%
Other Expenses	%
Total Annual Fund Operating Expenses—Gross	%
Expense Reimbursements	( %)
Total Annual Fund Operating Expenses—Net*	0.25%

*	The Total Annual Fund Operating Expenses - Net reflect the contractual commitment by the fund’s investment adviser to reimburse expenses through October 31, 2011, so that Total Annual Fund Operating Expenses (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% (and 0.50% after October 31, 2011) of the average daily net assets of fund shares.

[1]	The percentages shown are based on an estimated $ million average net asset size for the fund’s first fiscal year.

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses are 0.25% through October 31, 2011, and 0.50% after October 31, 2011 (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). Your actual returns and costs may be higher or lower.

	Redemption	No Redemption
1 Year	$	$
3 Years	$	$

Section 2	How We Manage Your Money

To help you better understand the fund, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Nuveen Asset Management (“NAM”) offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the fund. NAM oversees the management of the fund’s portfolio, managing the fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), which is a private equity investment firm based in Chicago, Illinois. The investor group led by Madison Dearborn includes affiliates of Merrill Lynch & Co., Inc. (“Merrill Lynch”). As a result of the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the fund. As a result, the fund will generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the fund do not believe that any such prohibition or limitation will have a materially adverse effect on the fund’s ability to pursue its investment objective and policies.

NAM has selected Nuveen HydePark Group, LLC (“Nuveen HydePark”), as sub-adviser to manage the investment portfolio of the fund. Nuveen HydePark specializes in the management of quantitatively-driven enhanced equity strategies for institutional investors. Nuveen HydePark is an indirect wholly-owned subsidiary of Nuveen Investments. As of December 31, 2007, Nuveen HydePark managed approximately $1.8 billion in assets. The address of Nuveen HydePark is 111 West Jackson Boulevard, Suite 1411, Chicago, Illinois 60604.

David E. Tierney, Ph.D. and Michael N. Lindh, CFA, CPA, serve as the portfolio managers for the fund. Since April 2001, Dr. Tierney has served as Senior Managing Director and Chief Investment Officer of Nuveen HydePark. Dr. Tierney is also a Senior Managing Director and CIO of Richards & Tierney, Inc., where for the last twenty years, he has done extensive work in portfolio analysis, risk control services and the management of assets since 1993.

Since June 2001, Mr. Lindh has served as the Director of Trading and as a Portfolio Manager of Nuveen HydePark. Prior to joining Nuveen

HydePark, Mr. Lindh was a Principal and Senior Quantitative Research Analyst at Harris Investment Management. His 20 years of investment research management experience with the Harris Bank organization involved the development of quantitative risk models, portfolio construction, portfolio management, equity and fixed income analytical systems, and he was involved in asset allocation strategies.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund, is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787.

Management Fee

The fund is not subject to a management fee.

Information regarding the Board of Trustees’ approval of the investment advisory contract will be available in the fund’s report to shareholders for the period ending December 31, 2008.

The fund’s investment objective may not be changed without shareholder approval. The fund’s investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

The fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics.

Cash Equivalents and Short-Term Fixed-Income Securities

Normally, the fund will invest substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with maturities of less than one year, cash equivalents or may hold cash. The percentage invested in such holdings will vary and depends on several factors, including market conditions. For temporary defensive purposes, including during periods of high cash inflows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective.

Use of Derivatives and Hedging

The fund may use various investment techniques designed to hedge against changes in the values of securities the fund owns or expects to purchase, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to manage cash flows, to enhance returns, and to limit risk of price fluctuations.

These strategies include using derivatives, such as futures, options and swaps. These strategies may reduce fund returns and will benefit the fund largely to the extent we are able to use them successfully. However, the fund could lose money on futures transactions or an option can expire worthless.

Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.

In connection with the management of the fund’s portfolio, Nuveen HydePark developed and maintains the USRCF Benchmark. Nuveen HydePark utilizes the information provided by Richards and Tierney, Inc. (“R&T”), the investment sub-adviser for the Allocation Funds, to help assemble the USRCF Benchmark. R&T and Nuveen HydePark are both wholly-owned subsidiaries of Nuveen Investments. R&T is responsible for structuring the domestic equity managers within the Allocation Funds, and specifying a benchmark for each manager. R&T discloses to Nuveen HydePark the policy weights assigned to each manager, their respective benchmarks, and the Russell® 3000 Index, as well as any constraints to Nuveen HydePark. When the USRCF Benchmark is combined with the aggregated benchmarks of the domestic equity managers in the Allocation Funds, the combination (USRCF Benchmark + aggregated domestic equity manager benchmark) is expected to perform in line with the Russell® 3000 Index. Nuveen HydePark will rebalance the USRCF Benchmark quarterly or whenever there are significant changes in the domestic equity manager structure in the Allocation Funds and/or risk objectives. Once the USRCF Benchmark is determined, Nuveen HydePark will manage the fund with the objective of outperforming the USRCF Benchmark using proprietary quantitative methods.

Nuveen HydePark is focused on delivering attractive risk-controlled returns in excess of applicable benchmarks. Its philosophy and process are oriented to benchmark-relative return and risk. Nuveen HydePark believes that over the long run, stock prices ultimately follow certain fundamental measures of company performance, which Nuveen HydePark calls “wealth creation factors.” It also believes that portfolios that are constructed by weighting stocks by the relative strength of their fundamental factors will outperform market-capitalization-weighted indexes over time.

Nuveen HydePark strictly uses a quantitative process for constructing its portfolios and does not conduct analyst-driven research on the stocks. Its proprietary models evaluate and measure the strength of the fundamental characteristics of companies (cash flow, earnings, dividends and book value) as well as recent stock price performance. The models then assign a target weight to each stock and constructs a portfolio that is based on the fundamental factors, recent stock price performance and how these factors interrelate.

Nuveen HydePark’s process seeks to maximize return while targeting a tracking error of 1.50% relative to the USRCF Benchmark. Its quantitatively-driven portfolio construction process adjusts the target weights to control risk at a target level relative to the USRCF Benchmark. While the fund will contain many, if not all, of the names within the USRCF Benchmark, the relative weights assigned to each name will differ from the weights in the USRCF Benchmark.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund’s investment portfolio that is sold and replaced during a year is known as the fund’s portfolio turnover rate. The portfolio turnover rate of the fund will generally be between 80% and 100%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the fund’s performance.

Equity market risk: Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Small and medium-sized company risk: The fund may invest in equity securities of small and medium-sized companies. Small and medium-sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies. In addition, such companies are typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund. The success of NAM’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. NAM is not required to utilize derivatives to reduce risks.

How We Manage Risk

Nuveen HydePark’s process typically results in a portfolio typically comprised of many of the securities in the USRCF Benchmark, and it may include some securities not included in the benchmark. By increasing or decreasing the deviation from the benchmark weightings, Nuveen HydePark seeks to influence the tracking error of the portfolio relative to the benchmark. Tracking error measures the standard deviation of the excess returns of a composite compared to its benchmark. This gives an indication of the volatility of a portfolio versus its benchmark.

Section 3	General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Eligible Investors

Shares of the fund may be purchased only by the Allocation Funds.

Calculation of Share Price

Shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when the fund receives your order. Orders received by the fund and properly verified before the close of trading on a business day, will receive that day’s closing share price, otherwise you will receive the next business day’s price.

Redemption Procedures

Shares may be redeemed on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. The redemption request must be received before the close of trading for the shareholder to receive that day’s price.

Redemptions may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the fund may delay redemption payments for more than seven days as permitted by law.

The fund intends to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares.

Taxes and Tax Reporting

The fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the fund holds its assets). Dividends from the fund’s long-term capital gains are generally taxable as long-term capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

The price you pay for your shares is based on the fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of the fund by taking the market value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund’s Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. See the Statement of Additional Information for details.

The custodian of the assets of the fund is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the fund. The fund’s transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4	Glossary of Investment Terms

•   Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives involve the trading of rights or obligations based on the underlying product. They are used to hedge risk, to exchange a floating rate of return for fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps.

•   Futures: A financial contract obligating the buyer to purchase an asset or the seller to sell an asset at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

•   Options: An investment that gives the buyer the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•   Russell® 3000 Index: An equity index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and constructed to provide a comprehensive, unbiased and stable barometer of the broad market.

• Swaps: A financial contractual agreement between two parties to exchange a set of payments that one party owns for a set of payments owned by the other party. A swap is a derivative instrument.

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value

Nuveen Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Growth

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

Core

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Symphony Optimized Alpha Fund

Balanced

Nuveen Balanced Stock and Bond Fund

Nuveen Balanced Municipal and Stock Fund

Quantitative/Enhanced

Nuveen Enhanced Core Equity Fund

Nuveen Enhanced Mid-Cap Fund

Global/International

Nuveen Global Value Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds Global Resources Fund

Taxable Fixed Income

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Income Fund

Nuveen High Yield Bond Fund

Nuveen Preferred Securities Fund

Municipal Bond

National Funds

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

State Funds

Arizona	Louisiana	North Carolina
California[1]	Maryland	Ohio
Colorado	Massachusetts[2]	Pennsylvania
Connecticut	Michigan	Tennessee
Florida Preference	Missouri	Virginia
Georgia	New Jersey	Wisconsin
Kansas	New Mexico
Kentucky	New York[2]

Several additional sources of information are available to you, including the codes of ethics adopted by the fund, Nuveen, NAM, R&T and Nuveen HydePark. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the fund included in this prospectus. The fund’s most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800) 257-8787. Shareholders may call the toll free number above with any inquiries. You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The fund is a series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

1.	Long-term, insured long-term and high-yield portfolios.
2.	Long-term and insured long-term portfolios.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Statement of Additional Information

Dated                 , 2008

Subject to Completion

            , 2008

NUVEEN INVESTMENT TRUST

333 West Wacker Drive

Chicago, Illinois 60606

Nuveen U.S. Equity Risk Control Fund

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC (“Nuveen”), or from the fund by written request to the Nuveen U.S. Equity Risk Control Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nuveen U.S. Equity Risk Control Fund dated                 , 2008.

General Information

The Nuveen U.S. Equity Risk Control Fund (the “Fund”) is an open-end management investment company and is a series of the Nuveen Investment Trust (the “Trust”). The Fund is a diversified fund. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, twelve series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) With respect to 75% of the total assets of the Fund, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end and closed-end investment companies except in compliance with the 1940 Act.

(4) Enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contacts and related options.

(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(6) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(7) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”) whereby the Fund, under normal circumstances, will invest at least 80% of its net assets in accordance with its name. As a result, the Fund must provide shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s name policy. For purpose of each Name Policy, the Fund considers the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investment or indirect investments.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus for the Fund.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with maturities of less than one year, cash equivalents or may hold cash. The percentage invested in such holdings will vary and depends on several factors, including market conditions. For temporary defensive purposes, including during periods of high cash inflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. Short-term fixed income securities are defined to include, without limitation, the following;

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the

Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody’s, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.

Small and Medium Market Capitalizations

The Fund may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Whether a U.S. issuer’s market capitalization is small is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalizations of companies included in the Russell 2000 Index may be regarded as issuers with small market capitalizations. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer’s market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalizations of companies included in the Russell Midcap Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Hedging and Derivatives Strategies

General Description of Hedging and Derivatives Strategies

The Fund may use various investment techniques designed to hedge against changes in the values of securities the Fund owns or expects to purchase, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to manage cash flows, to enhance returns, to limit risk of price fluctuations, to limit exposure to losses due to changes to non-U.S. currency exchange rates, to preserve capital or to hedge against interest rate changes.

These strategies include using derivatives, such as futures, options and swaps. These strategies may reduce Fund returns and will benefit the Fund largely to the extent we are able to use them successfully. However, the Fund could lose money on futures transactions or an option can expire worthless.

Hedging of derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Derivative instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as non-U.S. securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to invest than would “traditional” securities (i.e., stocks or bonds). The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (“NFA”), which regulate trading in the futures markets. As a result of the Trust’s filing with the CFTC and the NFA, the Trust, its officers and directors are not subject to the registration requirements of the Commodity Exchange Act, as amended (“CEA”) and are not subject to regulation as commodity pool operators under the CEA. The Trust reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Trust’s policies.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs for the Fund.

Federal Income Tax Treatment of Options

In the case of transactions involving “nonequity options,” as defined in Code Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A “nonequity option” generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the “1934 Act”)).

Stock Index Options

The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs for the Fund.

Futures Contracts

The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure the Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the Nasdaq-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked- to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on Futures Contracts depends on the portfolio manager’s ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.

For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on certain Futures Contracts as of the end of the year as well as gains and losses actually realized during the year. Except for transactions that are classified as part of a “mixed straddle” under Code Section 1256, any gain or loss recognized with respect to certain Futures Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund’s other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager’s judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction my try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Other Investment Policies and Techniques

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the adviser of the Fund the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the adviser of the Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; the method of soliciting offers; and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Lending of Portfolio Securities

The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by “marking to market” daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is eight, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) seven of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees who are not interested persons of the Fund

Robert P. Bremner, 333 West Wacker Drive, Chicago, IL 60606 (8/22/40)	Lead Independent Trustee	Term—Indefinite* Length of Service— Since 2003	Private Investor and Management Consultant	184	N/A
Jack B. Evans, 333 West Wacker Drive, Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite* Length of Service— since inception	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	184	See Principal Occupation description

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter, 333 West Wacker Drive, Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite* Length of Service— Since 2004	Dean (since July 2006) Tippie College of Business, University of Iowa, formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director, Beta Gamma Sigma International Honor Society (since 2005); Director, SS&C Technologies, Inc. (May 2005 - October 2005).	184	See Principal Occupation description

David J. Kundert, 333 West Wacker Drive, Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite* Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc	182	See Principal Occupation description

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

			One Investment Management Group; member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.

William J. Schneider, 333 West Wacker Drive, Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite* Length of Service— Since 2003	Chairman formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	184	See Principal Occupation description

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Judith M. Stockdale, 333 West Wacker Drive, Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite* Length of service— Since 2003	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	184	N/A

Carole E. Stone 333 West Wacker Drive, Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (2005-12/2007); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	184	See Principal Occupation description

Trustee who is an interested person of the Fund

Timothy R. Schwertfeger**, 333 West Wacker Drive, Chicago, IL 60606 (3/28/49)	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since inception	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007) Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1996-2006) of Institutional Capital Corporation.	184	See Principal Occupation description

*	Trustees serve an indefinite term until his/her successor is elected.
**	“Interested person” as defined in the Investment Company Act of 1940, as amended, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Officers of the Fund

Gifford R. Zimmerman, 333 West Wacker Drive, Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—until July 2008 Length of Service— Since inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since	184

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

			2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.

Julia L. Antonatos, 333 West Wacker Drive, Chicago, IL 60606 (9/22/63)	Vice President	Term—Until July 2008 Length of Service—Since 2004	Managing Director (since 2005), formerly, Vice President (2002-2005); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

Michael T. Atkinson, 333 West Wacker Drive, Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2008 Length of Service— Since 2002	Vice President (since 2002) of Nuveen Investments, LLC.	184

Alan A. Brown, 333 West Wacker Drive Chicago, IL 60606 (8/1/62)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	64

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Peter H. D’Arrigo, 333 West Wacker Drive, Chicago, IL 60606 (11/28/67)	Vice President and Treasurer	Term—Until July 2008 Length of Service— Since inception	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Vice President and Treasurer (since 2002) of Nuveen Asset Management, Nuveen Investments Advisers Inc., NWQ Investments Management Company, LLC. (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); Chartered Financial Analyst.	184

Lorna C. Ferguson, 333 West Wacker Drive, Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2008 Length of Service— Since inception	Managing Director (since 2004), formerly Vice President of Nuveen Investments, LLC; Managing Director (2004), formerly Vice President (1998- 2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Managing Director (since 2005) of Nuveen Asset Management.	184

Stephen D. Foy, 333 West Wacker Drive, Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2008 Length of Service— Since inception	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller of Nuveen Investments, Inc. (1998-2003); Certified Public Accountant.	184

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term—Until July 2008 Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003)	184

			formerly, Assistant Vice President of Nuveen Asset Management.

David J. Lamb, 333 West Wacker Drive, Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2008 Length of Service— Since inception	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	184

Tina M. Lazar, 333 West Wacker Drive, Chicago, IL 60606 (6/27/61)	Vice President	Term—Until July 2008— Length of Service— Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	184

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Larry W. Martin, 333 West Wacker Drive, Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until July 2008 Length of Service— Since inception	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	184

Kevin J. McCarthy, 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2008 Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President, Nuveen Investments, LLC (2007-2008); Managing Director, Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	184

John V. Miller, 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until July 2008 Length of Service— Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

James F. Ruane, 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2008 Length of Service— Since 2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	184

John S. White, 333 West Wacker Drive Chicago, IL 60606 (5/12/67)	Vice President	Term—Until July 2008 Length of Service— Since 2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (2002-2006); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	64

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Mark L. Winget, 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term—Until July 2008 Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	184

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Trustees of the Trust are directors or trustees, as the case may be, of 184 open-end and closed-end funds, except Mr. Kundert is director or trustee of 182 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen, Nuveen HydePark, LLC (“Nuveen HydePark”) or their affiliates.

The following table shows, for each Trustee who is not affiliated with Nuveen, NAM or Nuveen HydePark, (1) the aggregate compensation paid by the Trust for its fiscal year ended June 30, 2007, (2) the amount of total compensation each Trustee elected to defer from the Trust for its fiscal year ended June 30, 2007, and (3) the total compensation paid to each Trustee by the Nuveen fund complex during the fiscal year ended June 30, 2007. The Trust has no retirement or pension plans.

Name of Person, Position	Aggregate Compensation from the Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Fund and Fund Complex Paid to Trustees[3]

Timothy R. Schwertfeger, Trustee	$ --	$ --	$ --
Robert P. Bremner, Trustee	253	407	206,400
Jack B. Evans, Trustee	239	629	201,000

Name of Person, Position	Aggregate Compensation from the Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Fund and Fund Complex Paid to Trustees[3]

William C. Hunter, Trustee	195	1,645	153,500
David J. Kundert, Trustee	211	1,936	171,000
William S. Schneider, Trustee	230	2,607	193,000
Judith M. Stockdale, Trustee	211	1,134	164,800
Carole E. Stone, Trustee[4]	195	--	79,000

[1]	The compensation paid to the independent trustees for the fiscal year ended June 30, 2007 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending June 30, 2007 for services to the open-end and closed-end funds.

[4]	Trustee Stone was appointed to the Board of the Nuveen Fund Complex effective January 1, 2007.

Compensation

The trustee affiliated with Nuveen and NAM serves without any compensation from the Fund. Trustees who are not affiliated with Nuveen or NAM (“Independent Trustees”), receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for attendance by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $35,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2007:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Robert P. Bremner	$ 0	Over $ 100,000
Jack B. Evans	$ 0	Over $ 100,000
William C. Hunter	$ 0	Over $ 100,000
David J. Kundert	$ 0	Over $ 100,000
William S. Schneider	$ 0	Over $ 100,000
Timothy R. Schwertfeger	$ 0	Over $ 100,000
Judith M. Stockdale	$ 0	Over $ 100,000
Carole E. Stone	$ 0	$10,001-$50,000

The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen HydePark or Nuveen.

As of             , 2008, the officers and trustees of the Fund, in the aggregate, own none of the shares of the Fund. As of             , 2008, NAM was the sole shareholder of the Fund.

Committees

The Board of Trustees of the Trust has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of the Trust’s Board of Trustees. The Fund’s Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended June 30, 2007, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Jack B. Evans and Judith M. Stockdale. During the fiscal year ended June 30, 2007, the Dividend Committee of the Trust met three times.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, and William J. Schneider, trustees of the Trust who are not interested persons of the Trust. During the fiscal year ended June 30, 2007, the Audit Committee met four times.

Nomination of those trustees who are not “interested persons” of the Trust is committed to a Nominating and Governance Committee composed of the trustees who are not “interested persons” of the Trust. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, and Carole E. Stone. During the fiscal year ended June 30, 2007, the Nominating and Governance Committee met four times.

The Trust has appointed a lead director who will serve as the chairman of the Nomination and Governance Committee. The purpose of the lead director role is one of coordination and assuring the appropriate and efficient functioning of the Board and the Board process. The lead director (i) organizes and leads independent directors sessions scheduled in connection with regular Board meetings, (ii) ensures an appropriate level and amount of communication among independent directors between scheduled meetings, (iii) works with external counsel and management staff in connection with Board meetings, including the contract renewal process, (iv) leads the process of annual Board self-assessment and follows up on recommendations, and (v) oversees Board operations as it relates to the independent directors.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Trust that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Trust and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William C. Hunter, David J. Kundert, William J. Schneider, Chair, Carole E. Stone and Judith M. Stockdale. The Committee has adopted a written charter. During the fiscal year ended June 30, 2007, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Proxy Voting Procedures

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

Nuveen HydePark has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to vote proxies relating to securities held by the Fund. Nuveen HydePark may instruct ISS not to vote proxies in respect of any issue if it determines it would be in the Fund’s overall best interest not to vote.

Generally, Nuveen HydePark would instruct ISS not to vote proxies associated with the securities of any issuer if as a result of voting subsequent purchases or sales of such securities would be blocked. However, Nuveen HydePark may decide, on an individual security basis, that it is in the best interests of its clients for ISS to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Nuveen HydePark may instruct ISS not to vote proxies where the voting would in Nuveen HydePark’s judgment result in some other financial, legal, regulatory disability or burden to Nuveen HydePark or the client (such as imputing control with respect to the issuer). In addition, Nuveen HydePark may determine not to vote a proxy if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

If Nuveen HydePark determines that it wishes to override ISS’s recommendations and vote the proxy, it must first determine whether voting the proxy would present it with a material conflict of interest. Voting the securities of an issuer where the following relationships or circumstances exist is deemed to give rise to a material conflict of interest:

  (i) The issuer is an investment advisory client of Nuveen HydePark that pays (or is expected to pay) fees to Nuveen HydePark in excess of 1% of Nuveen HydePark’s annual revenue in the year in which the proxy is to be voted;

  (ii) The issuer is an entity in which an executive officer of Nuveen HydePark or a relative of any such person is or was (within the past three years of the proxy vote) an executive officer or director or employee; or

  (iii) Any other circumstance that Nuveen HydePark is aware of Nuveen HydePark’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

A conflict of interest shall not be considered material in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in the three bullets above is present.

In its process of determining whether there are material conflicts of interest, Nuveen HydePark does not consider nonpublic information about the business arrangements of its affiliates or their officers and directors. Business arrangements that Nuveen HydePark is not actively involved in shall not be deemed to raise a material conflict of interest for Nuveen HydePark.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

FUND MANAGER AND SUB-ADVISER

Fund Manager

NAM acts as the manager of the Fund, with responsibility for the overall management of the Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. NAM has entered into a Sub-Advisory Agreement with Nuveen HydePark under which Nuveen HydePark, subject to NAM’s supervision, manages the Fund’s investment portfolio. NAM is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NAM and Nuveen HydePark, see “Who Manages the Fund” in the Prospectus.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Fund’s shares. Nuveen is the principal underwriter for the Nuveen mutual funds, and has served as co-managing underwriter for the shares of the Nuveen closed-end funds. Nuveen and NAM are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC which is a private equity investment firm based in Chicago, Illinois. The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch. Due to the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of NAM and the funds. As a result, the funds are generally prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the funds do not believe that any such prohibition or limitation will have a materially adverse effect on the fund’s ability to pursue its investment objective and policies.

The Fund is not subject to a management fee.

The Fund pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Fund, the other Nuveen funds, NAM, the sub-adviser and other related entities have adopted codes of ethics which essentially prohibit all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of the Fund’s anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

NAM has selected Nuveen HydePark Group, LLC (“Nuveen HydePark”), as sub-adviser to manage the investment portfolio of the Fund. Nuveen HydePark specializes in the management of quantitatively-driven enhanced equity strategies for institutional investors. Nuveen HydePark is an indirect wholly-owned subsidiary of Nuveen Investments. As of             , 2008, Nuveen HydePark managed approximately $     billion in assets. The address of Nuveen HydePark is 111 West Jackson Boulevard, Suite 1411, Chicago, Illinois 60604.

As compensation for its portfolio management services, Nuveen HydePark receives from Richards & Tierney, Inc. (“R&T”), the investment sub-adviser to Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund, and Nuveen Growth Allocation Fund (collectively, the “Allocation Funds”), an annual fee equal to .03% of the average daily net assets of the Allocation Funds.

Nuveen HydePark provides continuous advice and recommendations concerning the Fund’s investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Nuveen HydePark seeks to obtain the best net result for the Funds. Nuveen HydePark also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors.

Portfolio Managers

Unless otherwise indicated, the information below is provided as of March 31, 2008.

The following individuals have primary responsibility for the day-to-day implementation of investment strategies of the Fund.

Name

David E. Tierney, Ph.D.

Michael N. Lindh, CFA, CPA

Other Accounts Managed. In addition to managing the Fund, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of July 31, 2007 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
David E. Tierney, Ph.D	Other Registered Investment Companies	0	$0

	Other Pooled Investment Vehicles	1	$26.8 million

	Other Accounts	8	$430.06 million

Michael N. Lindh, CFA, CPA.	Other Registered Investment Companies	0	$0

	Other Pooled Investment Vehicles	1	$26.8 million

	Other Accounts	8	$430.06 million

* None of the assets in these accounts are subject to an advisory fee based on performance.

Nuveen HydePark Compensation. Compensation for key investment professionals of Nuveen HydePark consists of competitive base salary and an annual cash bonus. For certain portfolio managers, base salary has been set in conjunction with the signing of long-term employment agreements. A compensation committee reviews and determines the amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector is an important factor. Other factors include the investment professional’s contribution to the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Each Nuveen HydePark portfolio manager is also eligible to receive long-term incentive compensation in the form of equity-based awards. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Nuveen HydePark Material Conflicts of Interest. Nuveen HydePark’s portfolio manager’s simultaneous management of the Fund and the other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. Nuveen HydePark, however, believes that such potential conflicts are mitigated by the fact that Nuveen HydePark primarily invests in highly liquid equity securities with sufficient availability in the open market. In addition, Nuveen HydePark has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Nuveen HydePark has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of March 31, 2008, the portfolio managers did not beneficially own any stock issued of the Fund.

PORTFOLIO TRANSACTIONS

Nuveen HydePark is responsible for decisions to buy and sell securities for the Fund. Nuveen HydePark is also responsible for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Nuveen HydePark to seek the best execution at the best security price available with respect to transaction and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective advisor and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups and mark-downs on principal transactions. In selecting broker-dealers and in negotiating commissions, Nuveen HydePark may consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, Nuveen HydePark may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Nuveen HydePark determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Nuveen HydePark or the Fund. Nuveen HydePark believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement, if applicable, provide that such higher commissions will not be paid by the Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NAM under the Management Agreement or the sub-advisory fees paid by NAM to Nuveen HydePark under the Sub-Advisory Agreement are not reduced as a result of receipt by either NAM or Nuveen HydePark of research services.

Nuveen HydePark places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Nuveen HydePark in servicing all of its accounts; not all of such services may be used by Nuveen HydePark in connection with the Fund. Nuveen HydePark believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Nuveen HydePark believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Nuveen HydePark seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

The Fund’s net asset value per share is determined separately for each class of the Fund’s shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for trading on New Year’s Day, Washington’s Birthday, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of the Fund is calculated by taking the value of the pro rata portion of the Fund’s total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class’s pro rata portion of the Fund’s liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day’s calculated value.

TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. taxes. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distribution. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss could not be currently deducted.

Deductibility of Fund Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Unitholders. The Fund will not be able to pass through to its Unitholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

FOREIGN INVESTORS.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

ADDITIONAL INFORMATION ON THE PURCHASE

AND REDEMPTION OF FUND SHARES

Suspension of Right of Redemption

        The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in-kind. The Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the 90-day period.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen mutual funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information [or one day after the information is posted on the Fund’s publicly accessible website, www.nuveen.com. Currently, the Fund generally makes available complete portfolio holdings information on the Fund’s website following the end of each month with an approximately one-month lag. Additionally, the Fund publishes on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.]

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or sub-adviser(s), independent registered public accounting firm, custodian, financial printer (R.R. Donnelly Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Fund’s independent trustees (Chapman and Cutler LLP). Also, the Fund’s investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Fund’s investment adviser and/or sub-advisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and their investment adviser and sub-adviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, have been selected as auditors for the Trust. In addition to audit services, PricewaterhouseCoopers LLP will provide assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Fund is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or “Funds,” which may be divided into classes of shares. Currently, there are twelve series authorized and outstanding. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

PART C—OTHER INFORMATION

Item 23: Exhibits:

(a	)(1).	Declaration of Trust of Registrant.(1)

(a	)(2).	Certificate for the Establishment and Designation of Series and Classes for the Nuveen Growth and Income Stock Fund, the Nuveen Balanced Stock and Bond Fund, and Nuveen Balanced Municipal and Stock Fund, dated June 20, 1996.(3)

(a	)(3).	Certificate for the Establishment and Designation of Series for the Nuveen European Value Fund, dated May 27, 1998.(10)

(a	)(4).	Amended Designation of Series for the Nuveen Investment Trust, dated September 24, 2002.(19)

(a	)(5).	Amended Designation of Series for the Nuveen Investment Trust, dated October 7, 2004.(24)

(a	)(6).	Amended Designation of Series for the Nuveen Investment Trust, dated September 15, 2006.(31)

(a	)(7).	Amended Designation of Series for the Nuveen Investment Trust, dated October 16, 2007.(35)

(a	)(8).	Amended Designation of Series for the Nuveen Investment Trust, dated April 4, 2008.(36)

(b	)(1).	By-Laws of Registrant.(1)

(b	)(2).	Amendment to By-Laws of Registrant.(15)

(b	)(3).	Amended and Restated By-Laws of Registrant.(21)

(c	).	Specimen certificate of Shares of the Funds.(3)

(d	)(1).	Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(6)

(d	)(2).	Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital Corporation.(6)

(d	)(3).	Form of Amended Schedule A to Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(10)

(d	)(4).	Form of Amended Schedule A to Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital Corporation.(10)

(d	)(5).	Form of Amended Schedule B to Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(10)

(d	)(6).	Form of Addendum to Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital Corporation.(10)

(d	)(7).	Renewal of Investment Management Agreement dated June 1, 2001.(18)

(d	)(8).	Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment Management Company, LLC dated August 15, 2002.(19)

(d	)(9).	Renewal of Investment Management Agreement between the Registrant and Nuveen Institutional Advisory Corp. dated April 28, 2002.(19)

(d	)(10).	Amended Schedules A and B to Investment Management Agreement between Nuveen Investment Trust and Nuveen Institutional Advisory Corp.(19)

(d	)(11).	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital Corporation.(20)

(d	)(12).	Renewal of Investment Management Agreement between the Registrant and Nuveen Institutional Advisory Corp. dated May 15, 2003.(23)

(d	)(13).	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital Corporation dated July 15, 2003.(23)

(d	)(14).	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment Management Company dated July 15, 2003.(23)

(d	)(15).	Amendment and Renewal of Management Agreement between Registrant and Nuveen Institutional Advisory Corp. dated July 31, 2004.(25)

(d	)(16).	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital Corporation dated July 30, 2004.(25)

(d	)(17).	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment Management Company, LLC dated July 30, 2004.(25)

(d	)(18).	Management Agreement between Registrant and Nuveen Asset Management dated July 26, 2005.(30)

(d	)(19).	Sub-Advisory Agreement between Nuveen Asset Management and Institutional Capital Corporation dated July 28, 2005.(30)

(d	)(20).	Sub-Advisory Agreement between Nuveen Asset Management and NWQ Investment Management Company, LLC dated July 28, 2005.(30)

(d	)(21).	Renewal of Investment Management Agreement between Registrant and Nuveen Asset Management.(32)

(d	)(22).	Sub-Advisory Agreement between Nuveen Asset Management and Institutional Capital LLC dated August 25, 2006.(32)

(d	)(23).	Sub-Advisory Agreement between Nuveen Asset Management and Nuveen HydePark Group, LLC.(37)

(d	)(24).	Amended Schedules A and B to Investment Management Agreement between Nuveen Investment Trust and Nuveen Institutional Advisory Corp.(37)

(e	)(1).	Distribution Agreement between Registrant and John Nuveen & Co. Incorporated dated August 1, 1998.(11)

(e	)(2).	Dealer Management Agreement dated October 22, 1996.(4)

(e	)(3).	Renewal of Distribution Agreement dated July 31, 2001.(18)

(e	)(4).	Renewal of Distribution Agreement between Registrant and Nuveen Investments.(21)

(e	)(5).	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated July 31, 2003.(23)

(e	)(6).	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated August 3, 2004.(25)

(e	)(7).	Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement.(29)

(e	)(8).	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated July 28, 2005.(30)

(e	)(9).	Form of Nuveen Funds Rule 22c-2 Agreement.(32)

(e	)(10)	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated August 1, 2006.(32)

(f	).	Not applicable.

(g	)(1).	Custodian Agreement between Registrant and The Chase Manhattan Bank.(7)

(g	)(2).	Global Custody Agreement between Registrant and The Chase Manhattan Bank dated July 21, 1998.(13)

(g	)(3).	Amended and Restated Master Custodian Agreement between certain Nuveen Funds and State Street Bank and Trust Company.(28)

(h	)(1).	Form of Subscription Agency Agreement between Registrant and The Chase Manhattan Bank.(4)

(h	)(2).	Transfer Agency Agreement between Registrant and Chase Global Funds Services Company.(11)

(h	)(3).	Transfer Agency and Service Agreement between certain Nuveen Open-End Investment Companies and State Street Bank and Trust Company.(21)

(i	)(1).	Opinion and consent of Chapman and Cutler, dated July 30, 1996.(3)

(i	)(2).	Opinion and consent of Bingham, Dana & Gould, dated July 30, 1996.(3)

(i	)(3).	Opinion and consent of Vedder, Price, Kaufman & Kammholz, dated May 28, 1998.(10)

(i	)(4).	Opinion and consent of Bingham Dana LLP dated May 28, 1998.(10)

(i	)(5).	Opinion and consent of Chapman and Cutler, dated October 27, 2000.(18)

(i	)(6).	Opinion and consent of Chapman and Cutler, dated October 26, 2001.(18)

(i	)(7).	Opinion and consent of Chapman and Cutler, dated October 9, 2002.(19)

(i	)(8).	Opinion and consent of Bingham McCutchen LLP, dated October 4, 2002.(19)

(i	)(9).	Opinion and consent of Chapman and Cutler LLP, dated October 28, 2003.(23)

(i	)(10).	Opinion and consent of Chapman and Cutler LLP, dated October 29, 2004.(25)

(i	)(11).	Opinion and consent of Chapman and Cutler LLP, dated December 7, 2004.(27)

(i	)(12).	Opinion and consent of Bingham McCutchen LLP, dated December 7, 2004.(27)

(i	)(13).	Opinion and consent of Chapman and Cutler LLP, dated June 29, 2005.(29)

(i	)(14).	Opinion and consent of Chapman and Cutler LLP, dated October 31, 2005.(30)

(i	)(15).	Opinion and consent of Chapman and Cutler LLP, dated October 30, 2006.(32)

(i	)(16).	Opinion and consent of Chapman and Cutler LLP, dated October 29, 2007.(33)

(i	)(17).	Opinion and consent of Chapman and Cutler LLP, dated November 14, 2007.(34)

(i	)(18).	Opinion and consent of Chapman and Cutler LLP dated December 3, 2007.(35)

(i	)(19).	Opinion and consent of Bingham McCutchen LLP, dated December 3, 2007.(35)

(i	)(20).	Opinion and consent of Chapman and Cutler LLP.(37)

(i	)(21).	Opinion and consent of Bingham McCutchen LLP.(37)

(j	).	Not applicable.

(k	).	Not applicable.

(l	).	Subscription Agreement with Nuveen Institutional Advisory Corp.(7)

(m	)(1).	Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares of each Fund.(3)

(m	)(2).	Amendment to Plan of Distribution and Service Pursuant to Rule 12b-1.(11)

(m	)(3).	Plan of Distribution and Service Pursuant to Rule 12b-1.(27)

(n	).	Multi-Class Plan.(4)

(p	)(1).	Code of Ethics and Reporting Requirements.(30)

(p	)(2).	Code of Ethics of Institutional Capital Corporation.(18)

(p	)(3).	Code of Ethics of NWQ Investment Management Company, LLC.(19)

(p	)(4).	Code of Ethics Supplement for NWQ Investment Management Company, LLC.(30)

(p	)(5).	Code of Ethics and Reporting Requirements of certain Subsidiaries of Nuveen Investments, Inc.(32)

(z	)(1).	Powers of Attorney for Messrs. Schwertfeger, Evans, Leafstrand, Bacon, Kissick, and Ms. Wellington.(17)

(z	)(2).	Power of Attorney for Mr. Bennett.(18)

(z	)(3).	Powers of Attorney for Messrs. Bremner, Brown, Schneider and Sawers and Ms. Impellizzeri and Ms. Stockdale.(22)

(z	)(4).	Power of Attorney for Mr. Hunter.(24)

(z	)(5).	Powers of Attorney for Mr. Kundert and Mr. Sunshine.(28)

(1)		Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.

(2)		Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.

(3)		Incorporated by reference to the pre-effective amendment no. 2 filed on Form N-1A for Registrant.

(4)		Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.

(5)		Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.

(6)		Incorporated by reference to the post-effective amendment no. 3 filed on Form N-1A for Registrant.

(7)		Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.

(8)		Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.

(9)		Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.

(10)		Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.

(11)		Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Registrant.

(12)	Incorporated by reference to the post-effective amendment no. 14 filed on Form N-1A for Registrant.

(13)	Incorporated by reference to the post-effective amendment no. 15 filed on Form N-1A for Registrant.

(14)	Incorporated by reference to the post-effective amendment no. 16 filed on Form N-1A for Registrant.

(15)	Incorporated by reference to the post-effective amendment no. 17 filed on Form N-1A for Registrant.

(16)	Incorporated by reference to the post-effective amendment no. 18 filed on Form N-1A for Registrant.

(17)	Incorporated by reference to the post-effective amendment no. 19 filed on Form N-1A for Registrant.

(18)	Incorporated by reference to the post-effective amendment no. 20 filed on Form N-1A for Registrant.

(19)	Incorporated by reference to the post-effective amendment no. 23 filed on Form N-1A for Registrant.

(20)	Incorporated by reference to the post-effective amendment no. 24 filed on Form N-1A for Registrant.

(21)	Incorporated by reference to the post-effective amendment no. 25 filed on Form N-1A for Registrant.

(22)	Incorporated by reference to the post-effective amendment no. 26 filed on Form N-1A for Registrant.

(23)	Incorporated by reference to the post-effective amendment no. 27 filed on Form N-1A for Registrant.

(24)	Incorporated by reference to the post-effective amendment no. 28 filed on Form N-1A for Registrant.

(25)	Incorporated by reference to the post-effective amendment no. 29 filed on Form N-1A for Registrant.

(26)	Incorporated by reference to the post-effective amendment no. 30 filed on Form N-1A for Registrant.

(27)	Incorporated by reference to the post-effective amendment no. 31 filed on Form N-1A for Registrant.

(28)	Incorporated by reference to the post-effective amendment no. 32 filed on Form N-1A for Registrant.

(29)	Incorporated by reference to the post-effective amendment no. 35 filed on Form N-1A for Registrant.

(30)	Incorporated by reference to post-effective amendment no. 37 filed on Form N-1A for Registrant.

(31)	Incorporated by reference to post-effective amendment no. 38 filed on Form N-1A for Registrant.

(32)	Incorporated by reference to post-effective amendment no. 39 filed on Form N-1A for Registrant.

(33)	Incorporated by reference to post-effective amendment no. 45 filed on Form N-1A for Registrant.

(34)	Incorporated by reference to post-effective amendment no. 46 filed on Form N-1A for Registrant.

(35)	Incorporated by reference to post-effective amendment no. 47 filed on Form N-1A for Registrant.

(36)	Filed herewith.

(37)	To be filed by amendment.

Item 24: Persons Controlled by or under Common Control with Fund.

Not applicable.

Item 25: Indemnification.

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser.

(a) Nuveen Asset Management (“NAM”) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NAM who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of NAM appears below:

Name and Position with NAM	Other Business, Profession, Vocation or Employment During Past Two Years

John P. Amboian, Chief Executive Officer, President and Director

Chief Executive Officer, President and Director of Nuveen Investments, Inc., Nuveen Investment, LLC Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC.

Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel

Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President and Assistant Secretary Nuveen Investments Holdings, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Vice President of Nuveen Investments Advisers Inc.; Assistant Secretary of Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC and Symphony Asset Management LLC.

Sherri A. Hlavacek, Vice President and Corporate Controller

Vice President and Corporate Controller of Nuveen Investments, LLC, Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Vice President and Controller of Nuveen Investments, Inc.; Vice President of NWQ Holdings, LLC and Nuveen Investments Advisers Inc.; Certified Public Accountant.

Name and Position with NAM	Other Business, Profession, Vocation or Employment During Past Two Years

Mary E. Keefe, Managing Director and Chief Compliance Officer

Managing Director (since
2004) and Director of
Compliance of Nuveen
Investments, Inc.;
Managing Director and
Chief Compliance Officer
of Nuveen Investments,
LLC, Nuveen Investments
Advisers Inc., Nuveen
Investments Institutional
Services Group LLC and
Rittenhouse Asset
Management, Inc.; Chief
Compliance Officer of
Symphony Asset
Management, LLC, NWQ
Investment Management
Company, LLC HydePark
Investment Strategies,
LLC;

John L. MacCarthy, Executive Vice President, Secretary and General Counsel

Executive Vice President (since 2008),
formerly, Senior Vice President, (2006-2008)
Secretary and General
Counsel (since March
2006) of Nuveen
Investments, Inc.,
Nuveen Investments,
LLC, Rittenhouse Asset
Management, Inc., and
Nuveen Investments
Holdings, Inc.; Senior
Vice President and
Secretary of Nuveen
Investments Advisers
Inc., NWQ Holdings,
LLC, and Nuveen
Investments Institutional
Services Group LLC;
Assistant Secretary of
NWQ Investment
Management Company,
LLC and Tradewinds
Global Investors, LLC;
Secretary of Symphony
Asset Management, LLC
and Santa Barbara Asset
Management, LLC
formerly, Partner in the
law firm of Winston &
Strawn LLC.

Glenn R. Richter, Executive Vice President	Executive Vice President
and Chief Administrative
Officer of Nuveen
Investments, Inc.; (since
2006) Executive Vice
President of Nuveen
Investments, LLC;
Executive Vice President
of Nuveen Investments
Holdings. Inc., Chief
Administrative Officer of
NWQ Holdings, LLC;
formerly, Executive Vice
President and Chief
Financial Officer (2004-
2005) of RR Donnelley
and Sons.

Name and Position with NAM	Other Business, Profession, Vocation or Employment During Past Two Years

(b) Institutional Capital Corporation (“Institutional Capital”) acts as investment sub-adviser to the ICAP Funds, Inc. and as sub-investment adviser to the Large-Cap Value Fund, Balanced Stock and Bond Fund, and Balanced Municipal and Stock Fund (series of the Registrant). In addition, Institutional Capital serves as investment adviser to separately managed accounts.

A description of any other business, profession, vocation, or employment of a substantial nature in which the directors or officers have or have been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee appears below. The principal business address for each person is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

Name	Positions and Offices with ICAP	Other Business, Profession, Vocation or Employment During Past Two Years

Pamela H. Conroy	Executive Vice President, Chief Operating Officer and Director	Formerly, Vice President, Treasurer, Secretary and Chief Compliance Officer of the ICAP Funds, Inc.

Gary S. Maurer	Executive Vice President

Paula L. Rogers	Executive Vice President

Jerrold K. Senser	Executive Vice President and Co-Chief Investment Officer

Thomas R. Wenzel	Executive Vice President and Director of Research

(c) NWQ Investment Management Company, LLC (“NWQ”) acts as a sub-investment adviser to the Registrant for the Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund, Nuveen Global Value Fund, Nuveen NWQ Large-Cap Value Fund and the Nuveen NWQ Small/Mid-Cap Value Fund. In addition, NWQ serves as investment adviser to separately managed accounts. The following is a listing of the executive officers of NWQ. The principal business address of each person is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

Name	Positions and Offices with NWQ	Other Business, Profession, Vocation or Employment During Past Two Years
Jon D. Bosse, CFA	Chief Investment Officer, Co-President, Managing Director, Portfolio Manager

John E. Conlin	Co-President, Executive Committee Member, Chief Operating Officer	Co-Founder, (2004-2006) of Education Partners; Board Member (since 2003) of Montgomery & Company; Board Member (since 2005), Pope Resources M.L.P.; Board Member (since 2005), Acme Communications Corporation.

Edward C. Friedel, CFA	Managing Director, Executive Committee Member, Portfolio Manager

(d) Tradewinds Global Investors, LLC (“Tradewinds”) acts as sub-investment adviser to the Registrant for the Nuveen Tradewinds Value Opportunities Fund and the Nuveen Global Value Fund and also serves as sub-investment adviser to other open-end funds and certain closed-end funds. In addition, Tradewinds serves as investment adviser to separately managed accounts. The following is a listing of the executive officers of Tradewinds. The principal address of each person is 2049 Century Park East, 20th Floor, Los Angeles, California 90067.

Name	Positions and Offices with Tradewinds	Other Business, Profession, Vocation or Employment During Past Two Years
Michael C. Mendez	President	Chief Executive Officer (since 2001) and Executive Committee Member (since 2002), formerly, President (1999-2006) of NWQ Investment Management Company, LLC.

David B. Iben, CFA	Chief Investment Officer, Managing Director, Executive Committee Member, Portfolio Manager	Managing Director and Portfolio Manager (2000-2006) of NWQ Investment Management Company, LLC.

Name	Positions and Offices with Tradewinds	Other Business, Profession, Vocation or Employment During Past Two Years
Paul J. Hechmer	Managing Director, Executive Committee Member, Portfolio Manager	Managing Director, and Portfolio Manager (2005-2006) Vice President, and Portfolio Manager and Equity Analyst of NWQ Investment Management Company, LLC.

(e) Nuveen HydePark Group, LLC (“Nuveen HydePark”) acts as sub-investment adviser to the Registrant for Nuveen Large-Cap Value Fund, Nuveen Enhanced Core Equity Fund and Nuveen Enhanced Mid-Cap Fund. Nuveen HydePark also provides specialized risk control and portfolio advisory services to institutional investors. The following is a list of each director and officer of Nuveen HydePark. The principal business address of each person is 111 West Jackson Boulevard, Suite 1411, Chicago, Illinois 60604.

Name	Positions and Offices with Nuveen HydePark	Other Business, Profession, Vocation or Employment During Past Two Years
David E. Tierney	President Senior Managing Director and Chief Investment Officer	Senior Managing Director and Chief Investment Officer of Richards & Tierney, Inc.

Thomas M. Richards	Senior Managing Director	Senior Managing Director of Richards & Tierney, Inc.

M. Ann Posey	Managing Director and Assistant Secretary	Managing Director and Assistant Secretary of Richards & Tierney, Inc.

Charles McPike	Managing Director and Assistant Secretary	Managing Director and Assistant Secretary of Richards & Tierney, Inc.

John Simmons	Managing Director and Assistant Secretary	Managing Director and Assistant Secretary of Richards & Tierney, Inc.

John Gambla	Managing Director	Managing Director of Nuveen Asset Management and Richards & Tierney, Inc.

Rob Guttschow	Managing Director	Managing Director of Nuveen Asset Management and Richards & Tierney, Inc.

Michael N. Lindh	Vice President and Assistant Secretary	Vice President and Assistant Secretary of Richards & Tierney, Inc.

Peter H. D’Arrigo	Vice President and Treasurer	Vice President and Treasurer of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Holdings, Inc., NWQ Investments Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC and Richards & Tierney, Inc.; Vice President and Treasurer of funds in Nuveen fund complex.

Name	Positions and Offices with Nuveen HydePark	Other Business, Profession, Vocation or Employment During Past Two Years
Mary E. Keefe	Vice President and Chief Compliance Officer	Managing Director and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Asset Management, Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Rittenhouse Asset Management, Inc. and Santa Barbara Asset Management LLC; Managing Director and Assistant Secretary Nuveen Investments Institutional Services Group LLC; Vice President and Chief Compliance Officer of Richards & Tierney, Inc.

John L. MacCarthy	Senior Vice President and Secretary	Senior Vice President and Secretary of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Richards & Tierney, Inc.

Larry W. Martin	Vice President and Assistant Secretary	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Investments, Inc., Rittenhouse Asset Management, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, Nuveen Asset Management, Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Richards & Tierney, Inc.; Vice President and Assistant Secretary of funds in Nuveen fund complex.

Name	Positions and Offices with Nuveen HydePark	Other Business, Profession, Vocation or Employment During Past Two Years
Kevin J. McCarthy	Managing Director, Vice President and Assistant Secretary	Managing Director and Assistant Secretary of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, Rittenhouse Asset Management, Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Richards & Tierney, Inc.; Vice President and Secretary of funds in Nuveen fund complex.

Gifford R. Zimmerman	Vice President and Assistant Secretary	Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC, Nuveen Asset Management and Rittenhouse Asset Management, Inc; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC, NWQ Holdings, LLC, Nuveen Investments Advisers Inc. and Richards & Tierney, Inc.; Chief Administrative Officer of funds in Nuveen fund complex.

(f) Symphony Asset Management (“Symphony”) acts as sub-investment adviser to the Registrant for the Nuveen Large-Cap Value Fund. Symphony also serves as sub-investment adviser to certain closed-end funds and as investment adviser to separately managed accounts. The following is a list of each director and officer of Symphony. The principal business address of each person is 555 California Street, Suite 2975, San Francisco, CA 94104.

Name	Positions and Offices with Symphony	Other Business, Profession, Vocation or Employment During Past Two Years
Jeffrey L. Skelton	President and Chief Executive Officer	None

Neil L. Rudolph	Chief Operating Officer and Chief Financial Officer	None

Praveen K. Gottipalli	Vice President and Director of Investments	None

Michael J. Henman	Vice President and Director of Business Development	None

Name	Positions and Offices with Symphony	Other Business, Profession, Vocation or Employment During Past Two Years

Gunther M. Stein	Vice President and Director of Fixed Income Strategies	None

David T. Wang	Portfolio Manager	None

Item 27: Principal Underwriters.

(a) Nuveen Investments, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Investment Trust V. Nuveen is also serving as the principal underwriter to Nuveen Municipal High Income Opportunity Fund 2, a closed-end management type investment company.

(b)

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
John P. Amboian 333 West Wacker Drive Chicago, IL 60606	President, Chief Executive Officer and Director	None

William Adams IV 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Alan G. Berkshire 333 West Wacker Drive Chicago, IL 60606	Senior Executive Vice President, Institutional	None

Alan A. Brown 333 West Wacker Drive Chicago, IL 60606	Executive Vice President, Mutual Funds	Vice President

Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606	Vice President and Treasurer	Vice President and Treasurer

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	Vice President and Funds Controller	Vice President and Controller

Mary E. Keefe 333 West Wacker Drive Chicago, IL 60606	Managing Director and Chief Compliance Officer	None

John L. MacCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice President, Secretary and General Counsel	None

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Vice President and Secretary

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Glenn R. Richter 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Paul C. Williams 333 West Wacker Drive Chicago, IL 60606	Managing Director	None

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Chief Administrative Officer

(c) Not applicable.

Item 28: Location of Accounts and Records.

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.

Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 29: Management Services.

Not applicable.

Item 30: Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 11th day of April, 2008.

NUVEEN INVESTMENT TRUST

/S/    KEVIN J. MCCARTHY

Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/s/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (principal financial and accounting officer)			April 11, 2008

/s/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN	Chief Administrative Officer (principal executive officer)			April 11, 2008

Timothy R. Schwertfeger*	Chairman and Trustee	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	By:	/S/ KEVIN J. MCCARTHY KEVIN J. MCCARTHY Attorney-in-Fact April 11, 2008
Robert P. Bremner*	Trustee
Jack B. Evans*	Trustee
William C. Hunter*	Trustee
David J. Kundert*	Trustee
William J. Schneider*	Trustee
Judith M. Stockdale*	Trustee
Carole E. Stone*	Trustee

*	An original power of attorney authorizing, among others, Kevin J. McCarthy, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and filed with the Securities and Exchange Commission and is incorporated by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit

(a)(8)	Amended Designation of Series for Nuveen Investment Trust, dated April 4, 2008.